

GLOBAL AIRCRAFT SOLUTIONS

Growth Opportunities in Aerospace

(OTC BB: GACF)

Disclaimer

GLOBAL AIRCRAFT SOLUTIONS

- *Except for the historical information presented, this presentation and any graphs and reports attached hereto contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts, but do relate to future events, expectations, goals, beliefs, intentions, projections, hope, outlook or predictions and words of similar expressions and impact. When used in this presentation, the words "anticipate", "could", "enable", "estimate", "intend", "expect", "believe", "potential", "will", "should", "project", "plan", "strategy" "business environment" "initiatives" as they relate to Global Aircraft, are intended to identify said forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such forward-looking statements in this presentation include, but are not limited to: estimates of future performance such as future business prospects and performance; anticipation of greater visibility in revenues from enhanced earnings growth through expansion of aircraft trading.*
- *Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks include, but are not limited to the economic health of the airline industry, demand for Global Aircraft services, competitive pricing pressures and the availability of necessary financing. Many of these factors will be important in determining the Company's actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. These cautionary statements and any other cautionary statements that may accompany such forward-looking statements, whether written or oral, expressly qualify all of the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation unless applicable securities laws require it to do so.*
- *For a detailed discussion of these and other risk factors, interested parties should review the Company's filings with Securities and Exchange Commission, including 2005 Form 10-KSB, the Company's 2006 3rd quarter 10-Q filed November 17, 2006, 8-K's and the Company's SB2 Prospectus filed October 11, 2006 all of which can be reviewed at www.sec.gov.*

Our Environment

- Post 9/11 industry downturn
  - Pricing Pressures
  - Bankruptcies
  - Depressed Asset Values
  - Mergers
- Increased demand for narrow body aircraft
- Growth of second tier carriers in the U.S. & Overseas; Mexico, South America, Middle East, etc.
- Strategy to acquire and build a vertically integrated Aviation Company (Acquired Assets for $1M in 2002)

Business Overview

A vertically integrated provider of technical support to the U.S. and International commercial aviation industry

	First 9 mo. 2006*
• *Aircraft Maintenance*	*47%*
• *Aircraft Parts Support*	*23%*
• *Aircraft Trading*	*30%*

Approximate percentages with the elimination of inter-segment sales

Financial Highlights

- 2006 Third Quarter Results
  - Consolidated revenues were $7.9 MM
  - Net profit before taxes $358,000
  - EBITDA of $771,000
  - Reported after-tax profits of $233,000 ($0.01 per share)

- Global Aircraft Solutions announced contracts which will improve 2007 results

  - On April 25th, 2006 GACF announced that JetGlobal sold six ex-Delta B737-200 aircraft for $9.5 million (30% of net to GACF).
  - In December 2005, JetGlobal acquired five additional ex-Delta B737-200 aircraft at favorable prices consistent with JetGlobal's aircraft arbitrage business model
  - Relationships with recognized industry leaders such as BCI, Lehman Brothers, JP Morgan Chase, and GE Finance, amongst others, has provided a steady flow of profitable trading opportunities

GLOBAL AIRCRAFT SOLUTIONS

Business Segments

CLIENT	Segment	Business Objective	RESULTS
Avolar	**Maintenance and Services**	→ Provide all maintenance services from turn-around line maintenance to scheduled heavy maintenance, including parts support	→ Avolar has 10 aircraft
JetTran INTERNATIONAL LTD.	**Aircraft Parts and Trading**	→ For Overhaul aircraft and provide discount parts in timely cost effective manner → Acquired assets that JetTran acquired from US Air	→ Provided competitive parts pricing → Delivered quality parts by leveraged vast inventory resources
الخطوط الجوية العراقية Iraqi airways	**Aircraft Sales**	→ Acquire and overhaul minimum of eight 737 and 767 aircraft. → Re-launch and service airline	→ Delivered three planes to date → Leveraged integrated operations and skilled work force to provide a lower cost solution than alternative sources.

Aircraft Trading

The Right Time in the Cycle – Certain aircraft have emerged from recent cyclical troughs and are poised for long-term recovery

- Values on aircraft are starting to return from historical lows and remain, in some cases, only marginally above scrap values enabling Global Aircraft to use an appreciating asset as a security interest.
- Focus must be aircraft-specific and not portfolio-driven, as properly positioned aircraft will hold their values and lease rates better through the cycle
- Attractive long-term growth in air travel is unanimously viewed as highly likely, notwithstanding recent weakness and potential external shocks

The Right Sponsor – GACF is an attractive partner to capitalize on existing opportunities in the aircraft market

- Wide reputation as a reliable, low-cost MRO service provider – an "apex" company. We see tremendous opportunities to acquire undervalued aviation assets.
- Highly skilled at assessing the operating potential and underlying value of aviation assets and maximizing their values through refurbishment.
- On-the-ground operating experience managing highly mobile aviation assets. We can provide required maintenance and storage.
- Entrepreneurial, profit-driven culture. We understand how to acquire aircraft at aggressive valuations, which can be sold or leased profitably and rapidly.

Aircraft Trading

Subject Aircraft – 31 total aircraft

26 Boeing 737-200s manufactured 1985 and later Purchase through G.E. Capital from Delta Airlines in September 2005

5 Boeing 737-200's follow-on purchase (also Delta Airlines aircraft)

JetGlobal, LLC

Joint Venture with BCI Leasing. GACF invested 25% of the equity in the JV for an equity position of 30%

Earnings from the JV are treated on the equity method below the operating line

13 sold through September 2006.

1 aircraft 100% owned by GACF sold to a Jordanian Sheik for $2,250,000 (Included D check for $789,000).

12 aircraft were leased to Delta till Sept. 2006, November started the marketing of these aircraft

4 aircraft in inventory awaiting sale as of 9/30/2006

1 aircraft 100% owned by BCI

GLOBAL AIRCRAFT SOLUTIONS

Maintenance & Parts Division

Tucson, AZ.

- 2 hangars and parts warehouse on 30 acres at the Tucson International Airport, Arizona (Low Cost Facilities)
- Potential to expand to $50MM/yr.(maintenance & parts rev.)

Tijuana, Mexico

- Facility capable of housing up to 15 Boeing 737 aircraft
- Tijuana, Mexico has 50,000 sq. ft. with option for additional 230,000 sq. ft. for expansion in existing state of the art hangar



Avolar

- Ten planes delivered to date
- Planes 11 & 12 are in our hanger now
- Avolar expects to have 18 planes in operation by end of 2007 and 24 by the end of 2008

GLOBAL AIRCRAFT SOLUTIONS

Marketing and Sales

- On-time, on-budget; satisfied customers
- Face-to-Face
- Industry journal press releases
- Limited advertising
- Seminars and conventions
- Pipeline

GLOBAL AIRCRAFT SOLUTIONS

Accomplishments

- Proven model: Profitable as a public company since the fourth quarter of 2003 through today. All three business segments are profitable.

- Started a new facility in Tijuana, Mexico with exclusive 5 Yr. Agreement with Avolar. First eight aircraft in operation.

- September 2005 started Joint Venture, Jetglobal, with BCI Int'l. Sold or leased 15 aircraft profitably.

- Acquired the remaining US Air inventory from JetTran

2007 Goals and Initiatives

GLOBAL AIRCRAFT SOLUTIONS

- Continue to focus on high margin aerospace business
- Develop partnerships that leverage core competencies (BCI, Lehman, JP Morgan Chase)
- Capture the $8.3M (9/30/06) in Jetglobal JV
- Exercise remaining Warrants (10.3M at $1.36 or lower)
- Acquisition of accretive and synergistic aviation assets

Industry and Competition

- Highly regulated (FAA and JAA)
- Barriers to entry: complexity, start up costs, lengthy certification time, and industry reputation
- MRO's counter-cyclical to the airline industry
- GACF Has Better Margins Then Comparative Firms

Firm	% Net Income	P/E Ratio
*Pemco Aviation Group (Nasdaq: PAGI)	-3.9%	N/A
*AAR Corp. (NYSE: AIR)	4.4%	23
*Global Aircraft (GACF)	8.7%	11

* As of 9-30-06 for TTM

Financial Data



Net Revenues
$50
$45
$40
$35
$30
$25
$20
$15
$10
2004
2005
2006



Gross Profit
$14
$12
$10
$8
$6
$4
$2
$0
2004
2005
2006



EBITDA
$7
$6
$5
$4
$3
$2
$1
- $1
- $2
2004
2005
2006

*All Numbers in Millions

*2006 based on first 9 months

*2005 based on first 9 months

GLOBAL AIRCRAFT SOLUTIONS

Selected Financial Highlights

	Q3 2006
Income Statement	9/30/2006
Revenue	$7.9M
Gross Profit	$2.1M
EBITDA	$.77M
Net Income	$.233M
EPS	$0.01
Balance Sheet	
Cash	$1.1M
Accounts Receivable	$7.8M
Inventory	$7.9M
Total Assets	$29M
LT Debt	$0
Book Value per share	$0.43
Shares Outstanding*	39M
Warrants Outstanding	10.3M

*51M Fully diluted share count including options and warrants

Growth Opportunities

- Facilities and Capacity Expansion
  - Tucson has $50M maintenance and parts revenue capacity
  - Tijuana, Mexico has 50,000 sq. ft. with option for additional 230,000 sq. ft. for expansion
    - Potential to add significant revenue capacity
- Wide body maintenance
- Foreign demand
- New JVs (e.g. Jetglobal)
- Expansion of parts business through acquisition of former U.S. Air inventory
- Expansion of aircraft trading business (Acquired 5 additional Delta aircraft in Dec. 2005)
- Strategic and Asset Acquisitions

Our Management

Ian Herman – Chairman, Global Aircraft Solutions and Hamilton Aerospace - Mr. Herman headed the London Department of Trade and Industry. He was on the Development Board as Chairman for the British government handling major inward investments into the U.K. Executed numerous workouts and turnarounds including serving as Chairman and Chief Executive of the British World Airlines where he took the group from losses of over $3 million to profits of over $3 million in 12 months and later raised $22 million in cash and converted nearly $25 million of debt to equity.

John Sawyer – President, Global Aircraft Solutions and Hamilton Aerospace - Joined Germany-based Pan American World Airways in 1986. Subsequent to that he worked as a Production Foreman at Raytheon, Quality Control Supervisor at TIMCO, a Heavy Maintenance Representative for World Airways, and Director of Quality Control at a Federal Express feeder. Mr. Sawyer was President of Matrix Aeronautica in Tijuana in 1997 and Chief Operating Officer of Hamilton Aviation since 1998. Mr. Sawyer attended the University of Texas (Austin) studying Aerospace engineering.

Govindarajan "Raj" Sankar – CFO, Global Aircraft Solutions - Mr. Sankar brings 15 years of aviation-related experience to the job, including approximately seven years as an accounting manager and controller at a USAir Group Subsidiary (1989 to 1995), and approximately eight years as director of airline finance and director/VP of finance at DHL Airways (1995 to 2003). Sankar gained public accounting experience at Deloitte and Touche (1980 to 1984), and his educational background includes a BS in Accounting from Madras University (1980), a CPA from the Institute of Chartered Accountants of India (1984), an MS in Finance and Tax from Madras University (1985), a CMA from the Institute of Cost and Works Accountants of India (1985), and an MBA from Wright State University (1989).

GLOBAL AIRCRAFT SOLUTIONS

Investment Opportunity

- New Major Joint Venture Agreement
  - Joint Venture, Jetglobal, with BCI Aircraft Leasing is initiated with the acquisition of 26 Boeing 737-200 Aircraft.

- Leverage in the model
  - Cost controls in place with flexible workforce
  - Excess capacity for both low cost facilities

- Strong, sustainable financial position
  - No long-term debt – two lines of credit
    - $5 million for Hamilton Aerospace and WorldJet
    - Aircraft Trading line of $7 million

- GACF growth drivers
  - Organic Growth
  - Strategic Acquisitions
  - Joint Ventures for Maintenance, Parts & Aircraft Trading

Contact Us

Ian Herman, Chairman (iherman@HamAeroTech.com)

Tel: (520) 547-8631 Fax: (520) 741-1430

Physical address:
6901 S. Park Avenue
Tucson, AZ 85706 USA

Mail address:
P.O. Box 23009
Tucson, AZ 85734-3009 USA

Investor Contact:

Alliance Advisors, LLC

Alan Sheinwald

(914) 669-0222

asheinwald@allianceadvisors.net